EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of Mountain States Lending, Inc. on Form SB-2 of our report dated May 9, 2001, appearing in the Prospectus, which is a part of this Registration Statement and to the reference to our firm under the heading "Experts" in the Prospectus.


/s/ Schumacher & Associates, Inc.

August 8, 2001